INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES
12. INCOME TAXES

12.  INCOME TAXES

The Company has incurred net operating losses ("NOLs") since inception. As of December 31, 2021, the company had NOL carryforwards available through 2038 of approximately $58.0 million to offset its future income tax liability. The company has recorded deferred tax assets but reserved against, due to uncertainties related to utilization of NOLs as well as calculation of effective tax rate. Utilization of existing NOL carryforwards may be limited in future years based on significant ownership changes. The company is in the process of analyzing their NOL and has not determined if the company has had any change of control issues that could limit the future use of NOL. NOL carryforwards that were generated after 2017 of approximately $9.9 million may only be used to offset 80% of taxable income and are carried forward indefinitely.

Components of deferred taxes are as follow at December 31 (in thousands):

The following is a summary of the items that caused recorded income taxes to differ from taxes computed using the statutory federal income tax rate for the years ended December 31:

	2021	2020
Statutory federal tax rate	21%	21%
State taxes, net of federal benefit	4%	4%
Nondeductible expenses	-	-
Valuation allowance	25%	25%
Effective tax rate	0%	0%

The Company applies the applicable authoritative guidance which prescribes a comprehensive model for the manner in which a company should recognize, measure, present and disclose in its financial statements all material uncertain tax positions that the Company has taken or expects to take on a tax return. As of December 31, 2021, the Company has no uncertain tax positions. There are no uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months from December 31, 2021.

The Company files federal income tax returns and income tax returns in various state tax jurisdictions with varying statutes of limitations. The Company has filed its 2020 federal and state corporate tax returns. The last three tax years are subject to examination.

The provision for income taxes as of the dates indicated consisted of the following (in thousands) December 31:

	2021	2020
Current	$-	$-
Deferred	-	-
Deferred provision (credit)	(1,728)	1,623
Change in valuation allowance	1,728	(1,623)
Total provision for income taxes	$-	$-

In 2021 and 2020, our effective tax rate differed from the U.S. federal statutory rate due to the valuation allowance over our deferred tax assets.

	2021	2020
Deferred tax assets:
Warrant liability	$-	$617
Accrued executive compensation	288	519
Reserves and other	273	289
Stock options	134	132
Net operating loss carryforwards	16,985	17,851
	17,680	19,408
Valuation allowance	(17,680)	(19,408)
Net deferred tax assets	$-	$-